Exhibit 10.82

[CARR CAPITAL CORPORATION LETTERHEAD]

June 16, 2005

VIA OVERNIGHT MAIL

JPM I&G DOMESTIC REIT, INC.
JPM I&G DIRECT JV 10, LLC
I&G CAYMAN SUB CORP JV 10, INC.
c/o J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036
Attention: Mr. Scott M. MacDonald

Copy to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: Peter J. Irwin, Esq.

Re:	Exercise of right to acquire a portion of the ownership Interest of JPM I&G
DOMESTIC REIT, INC., JPM I&G DIRECT JV 10, LLC and I&G CAYMAN
SUB CORP JV 10, INC. (collectively, the “Acquisition Members”) , in Suffolk
Holdings LLC, a Virginia limited liability company (the “Company”)

Mr. MacDonald:

     Reference is made to that certain Limited Liability Company Agreement of Suffolk Holdings LLC, dated as of March 17, 2005, by and among the Acquisition Members, Carr Capital Suffolk, LLC (“Carr”) and Carr Capital Real Estate Investments, LLC (the “Suffolk Operating Agreement”). All capitalized terms used herein, but not defined herein, shall have the respective meanings given to them in the Suffolk Operating Agreement.

     Pursuant to Section 3.4 of the Suffolk Operating Agreement and Section 8.4 of the Operating Agreement of Carr Capital Suffolk, LLC, dated as of March 17, 2005, by and among Carr Holdings, LLC, Clark/Carr Investments LLC and Carr Capital Real Estate Investments, LLC (the “Carr Operating Agreement”), the undersigned hereby notifies you that Carr desires to exercise its right to acquire from the Acquisition Members an additional thirty-five percent (35%) Membership Interest in the Company (the “Purchase Transaction”). The Purchase Transaction will occur on the date of, and is contingent upon, the initial public offering (the “IPO”) of the common shares of Columbia Equity Trust, Inc., a Maryland corporation (the “Carr REIT”), which IPO is currently expected to occur on or about July 5, 2005. The purchase price attributable to the Membership Interest is $9,520,000.

     Please do not hesitate to call Ed Schulze of Carr Capital Corporation at (202) 303-3072 with any questions related to the Purchase Transaction.

Very truly yours,

CARR CAPITAL SUFFOLK, LLC, a Virginia limited liability company

By:	Carr Capital Real Estate Investments, LLC, a Virginia limited liability company, its authorized member

	By:	Carr Capital Corporation, a District of Columbia corporation, its managing member

		By:	/s/ Oliver T. Carr, III

			Name:	Oliver T. Carr, III
			Title:	President